SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 24, 2013
(Date of Earliest Event Reported)

DATA CALL TECHNOLOGIES, INC.
(Exact Name Of Registrant As Specified In Its Charter)

Nevada	0-54691	30-0062823
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 S. Friendswood Dr. Ste E, Friendswood, Texas		77546
(Address of Principal Executive Offices)		(ZIP Code)

 Registrant's Telephone Number, Including Area Code: (866) 219-2035

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2013, the board of directors of Data Call Technologies, Inc. (the "Company") appointed John Schafer to the Company's board of directors.
John L. Schafer: From March 2005 through the present, Mr. Schafer has served as Vice President of Operations of
Waterfront Ventures LLC, a private company engaged in real estate development and operations, specializing in the hospitality and public service industry. Mr. Schafer's duties include strategic and financial planning and chief of operations.
In addition, from 2004 through the present, Mr. Schafer has been President and principal of JLS Holdings LLC, a private company engaged in the business of marketing, business development, financial planning and promotion, primarily for the real estate and hospitality industry, among others.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Data Call Technologies, Inc.
By: /s/ Timothy E. Vance

Date: May 24, 2013